UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  December 1, 2008 (November 25, 2008)

LABARGE, INC.

(Exact name of registrant as specified in its charter)

Delaware 001-05761 73-0574586
(State or other jurisdiction of (Commission (I.R.S. Employer incorporation or organization) File Number) Identification No.)

            9900 Clayton Road

            St. Louis, Missouri

     63124

    (Address of principal executive offices)

   (Zip Code)

(314) 997-0800

(Registrant's telephone number, including area code)

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act.

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02.       Results of Operations and Financial Condition.

On November 25, 2008, Eclipse Aviation Corporation (“Eclipse”), a customer of LaBarge, Inc. (the “Company”) announced that it filed a petition for relief under Chapter 11 of the United States Bankruptcy
Code. Based on motions filed with the bankruptcy court, it appears that a major shareholder of Eclipse may seek to acquire the assets of Eclipse out of the bankruptcy estate and continue operations. As noted in its prior filings with the Securities and Exchange
Commission, the Company faces exposure relating to the collection of trade receivables from Eclipse and the recovery of the full value of inventory for orders related to the Eclipse very light jet program.  The Company estimates its current exposure in the
Eclipse bankruptcy proceeding to be approximately $3.8 million in trade receivables and approximately $4.0 million in inventory, for an aggregate estimated exposure of approximately $7.8 million.  In addition, the Company’s current backlog related to this program of approximately $39.6 million may be substantially reduced.

In the event that Eclipse is able to continue operations, the Company believes that there is a reasonable likelihood its exposure in the Eclipse bankruptcy may be reduced.  The Company also anticipates that in the event of a continuation of Eclipse’s operations, if any, there will likely be significant further delays in the Company’s shipments on the Eclipse program, which have been on hold since August, 2008.  If Eclipse is unable to continue its operations, the Company may not collect the trade receivables or recover the full value of the inventory related to this program, which could result in a charge to earnings of approximately $7.8 million.

The information set forth in this Current Report on Form 8-K is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934,
as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements that are based on management’s expectations and beliefs concerning future events impacting the Registrant.  Certain matters contained herein are based upon information available to management as of the date hereof.  These forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict.  As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement.  Factors that may cause such a difference include, but are not limited to, risks and uncertainties described in the Registrant’s Annual and
Quarterly Reports on Form 10-K and 10-Q filed with the Securities and Exchange Commission.  The Registrant undertakes no obligation to revise or update publicly any forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated:

        December 1, 2008

 LABARGE, INC.

 By:

 /s/Donald H. Nonnenkamp

 Name:

 Donald H. Nonnenkamp

 Title:

 Vice President, Chief Financial

 Officer and Secretary